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                                  Ernst & Young LLP
                                   801 Grand Avenue
                             Des Moines, Iowa 50309-2764
                                      Suite 3400
                                 Phone:  515 243 2727



                          Consent of Independent Auditors



The Board of Directors and Participants
Farm Bureau Life Insurance Company


We consent to the reference to our firm under the captions "Financial Statements" and "Experts" and to the use of our reports dated March 18, 1998 with respect to Farm Bureau Life Annuity Account and February 16, 1998 with respect to Farm Bureau Life Insurance Company, in this Post-Effective Amendment No. 5 to the Registration Statement under the Securities Act of 1933 (Form N-4 No. 33-67538) and this Amendment No. 6 to the Registration Statement under the Investment Company Act of 1940 (No. 811-7974) and related Prospectus of Farm Bureau Life Annuity Account dated May 1, 1998.


                                                  /s/ Ernst & Young LLP

Des Moines, Iowa
April 28, 1998